UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 19, 2013

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2013, the Compensation Committee of the TrustCo board of directors, and the full board of directors, approved awards of incentive stock options, restricted stock units and performance shares to eligible employees, including named executive officers, under the TrustCo Bank Corp NY 2010 Equity Incentive Plan, as amended (the “Incentive Plan”). The board also approved awards of restricted stock units to members of the board under the Director Plan.

The exercise price of all options granted was $7.05, the closing price of the Company’s common shares on November 19, 2013. The options awarded to employees and officers of TrustCo vest in equal amounts over a five year period, with all options being fully vested as of November 19, 2018 and expiring on November 19, 2023. The form of Incentive Stock Option Award Agreement entered into with each named executive officer was substantially the same and is attached hereto as Exhibit 10(a).

The awards of performance shares under the Incentive Plan are subject to both a time-based vesting condition and a performance goals condition. These conditions are described in more detail in the Performance Share Award Agreement attached hereto as Exhibit 10(b). Each such award agreement entered into by TrustCo’s named executive officers was substantially the same.

The periods of restriction applicable to the restricted stock unit awards will lapse as to all units awarded under either the Incentive Plan or the Director Plan on November 19, 2016. The Restricted Stock Unit Award Agreement under the Incentive Plan is attached hereto as Exhibit 10(c), and Restricted Stock Unit Award Agreement under the Director Plan is attached hereto as Exhibit 10(d). Each such award agreement entered into by TrustCo’s named executive officers under the Incentive Plan and by TrustCo’s directors under the Director Plan was substantially the same.

Exhibit 99 hereto describes the amount of the awards to each named executive officer and director.

Item 8.01.	Other Events

Please refer to the discussion of the awards to members of the board of directors under Item 5.02 above.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Reg S-K Exhibit No.	Description

10(a)	Form of Incentive Stock Option Award Agreement under the TrustCo Bank Corp NY 2010 Equity Incentive Plan, as amended

10(b)	Form of Performance Share Award Agreement under the TrustCo Bank Corp NY 2010 Equity Incentive Plan, as amended

10(c)	Form of Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY 2010 Equity Incentive Plan, as amended

10(d)	Form of Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY 2010 Directors Equity Incentive Plan, as amended

99	Awards to Named Executive Officers and Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2013

TrustCo Bank Corp NY
(Registrant)

By:	/s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer

Exhibits Index

The following exhibits are filed herewith:

Reg S‑K Exhibit No.	Description	Page
10(a)	Form of Incentive Stock Option Award Agreement under the TrustCo Bank Corp NY 2010 Equity Incentive Plan, as amended	6-10
10(b)	Form of Performance Share Award Agreement under the TrustCo Bank Corp NY 2010 Equity Incentive Plan, as amended	11-14
10(c)	Form of Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY 2010 Equity Incentive Plan, as amended	15-17
10(d)	Form of Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY 2010 Directors Equity Incentive Plan, as amended	18-20
99	Awards to Named Executive Officers and Directors	21